UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2025

Ramaco Resources, Inc.

(Exact name of Registrant as specified in its Charter)

Delaware	001-38003	38-4018838
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 West Main Street, Suite 1900

Lexington, Kentucky 40507

(Address of principal executive offices)

Registrant’s telephone number, including area code: (859) 244-7455

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.01 par value	METC	Nasdaq Global Select Market
Class B common stock, $0.01 par value	METCB	Nasdaq Global Select Market
8.375% Senior Notes due 2029	METCZ	Nasdaq Global Select Market
8.250% Senior Notes due 2030	METCI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On November 7, 2025, Ramaco Resources Land Holdings, LLC (the “Purchaser”), an indirect subsidiary of Ramaco Resources, Inc. (the “Company”), entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Coronado IV LLC and Buchanan Mining Company, LLC (the “Sellers”) pursuant to which Purchaser will purchase from Seller certain coal (including reserves) and related real property interests (including certain improvements, fixtures attached thereto, and appurtenances thereon) associated with the reserve area located partly in Russell, Buchanan, and Tazewell Counties, Virginia, as described in the Purchase Agreement. The aggregate purchase price under the Purchase Agreement is $15,000,000, payable in cash at closing, subject to customary adjustments as set forth in the Purchase Agreement.

The closing of the transaction contemplated by the Purchase Agreement is subject to customary closing conditions, including receipt of specified third-party consents. Closing is expected to occur in November 2025.

The Purchase Agreement contains representations, warranties, covenants, and indemnification provisions that are customary for transactions of this type. The Purchaser will assume certain specified liabilities related to the purchased assets expressly assumed pursuant to the Purchase Agreement and related assignments.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
10.1*	Asset Purchase Agreement, dated as of November 7, 2025, by and among Ramaco Resources Land Holdings, LLC, Coronado IV LLC and Buchanan Mining Company, LLC

104	Cover Page Interactive Data File (formatted as Inline XBRL)

*	Certain annexes, schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Corporation agrees to furnish supplementally an unredacted copy of the exhibit to the Securities and Exchange Commission upon its request.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ramaco Resources, Inc.

By:	/s/ Randall W. Atkins
	Name:	Randall W. Atkins
	Title:	Chairman and Chief Executive Officer

Date: November 7, 2025

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